Exhibit 99
DEARBORN BANCORP REPORTS FIRST QUARTER PROFIT
     DEARBORN, Michigan, April 20, 2010 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Fidelity Bank (“Bank”), today reported net income of $1,128,000 or $0.15 per fully diluted common share for the three months ended March 31, 2010 compared to a net loss of $6,249,000 or $(0.81) per share for the three months ended March 31, 2009. The Company’s Shareholders’ Equity of $43,180,000 equates to a book value of $5.62 per share compared to the market closing price of $1.11 on March 31, 2010. In accordance with regulatory capital guidelines, the Bank remains “undercapitalized” at March 31, 2010.
     At March 31, 2010, the Company’s total assets were $970,669,000, representing a decline of 9.60 percent over the preceding 12 months. Total deposits decreased 6.12 percent over the previous year and stood at $852,017,000 when the first quarter ended. Total loans were $813,961,000 on March 31, 2010, 9.57 percent less than they had been on the same date in 2009. Strong emphasis is being placed on collection and maintenance of the existing loan portfolio and new lending has been curtailed to conserve capital.
     Michael J. Ross, President and Chief Executive Officer of both the Company and the Bank, announced the financial results and commented, “During the first quarter, charge-offs were $4.9 million, primarily due to the declines in the value of collateral securing previously classified loans that were already reserved in our Allowance for Loan Losses at December 31, 2009. Our allowance for loan losses now stands at $30.3 million, or 3.72% of loans. The carrying value of other real estate owned was written down by $656,000 and defaulted loan expense including taxes, insurance, maintenance and legal was $1.0 million during the quarter.”
     Ross continued, “During the first quarter, $31.5 million of trouble debt restructure returned to performing status, $11.1 million of performing loans were newly restructured, and $7.4 million of accruing restructured loans were placed on non-accrual status to speed the recovery of outstanding principle balances. Loans transferred from performing classified status to non-accrual status grew by $32.6 million as borrowers continue to struggle in the recession in Southeast Michigan.”
     Ross concluded, “The core operations of the Company continue to produce income to offset the high cost of FDIC insurance and the holding costs of other real estate owned. The level of charge-offs remains the determining factor as to whether the Company can maintain profitability in future quarters. Thus, our primary concerns for 2010 remain the Michigan economy, credit quality, and the stability or improvement of the underlying collateral values in our loan portfolio.”

     Dearborn Bancorp, Inc. is a registered bank holding company. Its sole banking subsidiary is Fidelity Bank. The Bank operates 17 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
CONTACT: Michael J. Ross, President & CEO, at (313) 565-5700 or Jeffrey L. Karafa, CFO, at (313) 381-3200.
Forward-Looking Statements
This press release contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Actual results and outcomes may materially differ from what is expressed in forward-looking statements. Dearborn Bancorp undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; actions by bank regulators; availability of capital; changes in local real estate values; changes in the national and local economy; and other factors, including risk factors disclosed from time to time in filings made by Dearborn Bancorp with the Securities and Exchange Commission. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

(Dollars, in thousands)	3/31/2010	12/31/2009	3/31/2009
ASSETS
Cash and cash equivalents
Cash and due from banks	$8,047	$7,803	$11,881
Federal funds sold	57	156	6,841
Interest bearing deposits with banks	70,898	69,538	53,262

Total cash and cash equivalents	79,002	77,497	71,984

Mortgage loans held for sale	758	1,129	3,009
Securities available for sale	45,931	45,964	45,368
Securities held to maturity	336	336	—
Federal Home Loan Bank stock	3,698	3,698	3,614
Loans
Loans	813,961	833,136	900,055
Allowance for loan losses	(30,288)	(35,125)	(18,632)

Net loans	783,673	798,011	881,423

Premises and equipment, net	19,973	20,194	21,001
Real estate owned	24,467	23,435	14,624
Other intangible assets	—	—	4,394
Accrued interest receivable	3,595	3,562	3,920
Other assets	9,266	12,660	24,407

Total assets	$970,699	$986,486	$1,073,744

LIABILITIES
Deposits
Non-interest bearing deposits	$86,407	$83,873	$80,624
Interest bearing deposits	765,610	784,082	826,955

Total deposits	852,017	867,955	907,579

Other liabilities
Securities sold under agreements to repurchase	—	—	2,268
Federal Home Loan Bank advances	63,799	63,855	54,955
Accrued interest payable	956	1,046	1,372
Other liabilities	747	1,685	606
Subordinated debentures	10,000	10,000	10,000

Total liabilities	927,519	944,541	976,780

STOCKHOLDERS’ EQUITY
Common stock — no par value 20,000,000 shares authorized, 7,687,470 at 3/31/10, 7,687,470 shares at 12/31/09 and 7,696, 294 shares at 3/31/09	131,960	131,929	131,825
Retained earnings (accumulated deficit)	(88,721)	(89,850)	(34,923)
Accumulated other comprehensive income (loss)	(59)	(134)	62

Total stockholders’ equity	43,180	41,945	96,964

Total liabilities and stockholders’ equity	$970,699	$986,486	$1,073,744

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended	Three Months Ended
(In thousands, except share data)	3/31/2010	3/31/2009
Interest income
Interest on loans	$11,778	$13,810
Interest on securities, available for sale	168	256
Interest on deposits with banks	37	94
Interest on federal funds	1	6

Total interest income	11,984	14,166

Interest expense
Interest on deposits	3,543	5,998
Interest on other liabilities	386	651

Total interest expense	3,929	6,649

Net interest income	8,055	7,517
Provision for loan losses	100	10,727

Net interest income (loss) after provision for loan losses	7,955	(3,210)

Non-interest income
Service charges on deposit accounts	343	355
Fees for other services to customers	36	25
Gain on the sale of loans	58	56
Gain (loss) on the sale of securities	69	195
Gain (loss) on the sale of real estate owned	(11)	29
Loss on the write-down of real estate owned	(656)	(354)
Other income	102	22

Total non-interest income	(59)	328

Non-interest expense
Salaries and employee benefits	3,119	3,290
Occupancy and equipment expense	854	934
Amortization of intangible expense	—	198
FDIC assessment	950	348
Advertising and marketing	27	70
Stationery and supplies	72	111
Professional services	166	191
Data processing	186	228
Defaulted loan expense	1,035	761
Other operating expenses	359	380

Total non-interest expense	6,768	6,511

Income before federal income tax expense	1,128	(9,393)
Income tax expense (benefit)	—	(3,144)

Net income (loss)	$1,128	($6,249)

Per share data:
Net loss — basic	$0.15	($0.81)
Net loss — diluted	$0.15	($0.81)

Weighted average number of shares outstanding — basic	7,687,470	7,696,204
Weighted average number of shares outstanding — diluted	7,687,470	7,696,204

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA

(Dollars, in thousands)	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Troubled debt restructuring	$31,737	$59,420	$45,634	$46,714	$19,506
Loans over 90 days past due and still accruing	1,127	—	—	—	—
Non-accrual loans	81,163	49,341	58,866	57,610	55,148

Total non-performing loans	114,027	108,761	104,500	104,324	74,654
Other real estate and other repossessed assets	24,467	23,435	15,472	17,434	14,624

Total non-performing assets	$138,494	$132,196	$119,972	$121,758	$89,278

Net charge-offs (year to date)	$4,938	$30,190	$24,600	$16,367	$6,547
Allowance for loan losses	30,288	35,125	28,373	22,422	18,632
ASSET QUALITY RATIOS

	3/31/2010	12/31/2009	9/30/2009	3/31/2009	12/31/2008
Non-accrual loans to total loans	9.97%	5.72%	6.68%	6.40%	5.91%
Non-performing loans to total loans	14.01%	12.61%	11.85%	11.59%	8.00%
Non-performing assets to total assets	14.27%	12.68%	12.12%	11.34%	7.96%
Loans over 90 days past due and still accruing to total loans	0.14%	—%	—%	—%	—%
Net charge-offs to average loans	0.60%	3.37%	2.71%	1.78%	0.69%
Allowance for loan losses to non-performing loans	26.56%	32.30%	27.15%	21.49%	24.96%
Allowance for loan losses to non-performing assets	21.87%	26.57%	23.65%	18.42%	20.87%
Allowance for loan losses to total loans	3.72%	4.07%	3.22%	2.49%	2.00%

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Quarter Ended
(Dollars, in thousands)	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09
ASSETS
Cash and cash equivalents
Cash and due from banks	$8,047	$7,803	$17,330	$25,475	$11,881
Federal funds sold	57	156	6,206	1,425	6,841
Interest bearing deposits with banks	70,898	69,538	117,732	18,454	53,262

Total cash and cash equivalents	79,002	77,497	141,268	45,354	71,984
Mortgage loans held for sale	758	1,129	1,449	60	3,009
Securities	46,267	46,300	13,910	4,007	45,368
Federal Home Loan Bank stock	3,698	3,698	3,698	3,698	3,614
Loans
Loans	813,961	833,136	862,664	881,818	900,055
Allowance for loan loss	(30,288)	(35,125)	(28,373)	(22,422)	(18,632)

Net loans	783,673	798,011	834,291	859,396	881,423

Bank premises and equipment, net	19,973	20,194	20,477	20,784	21,001
Other real estate	24,467	23,435	15,472	17,434	14,624
Other intangible assets	—	—	—	4,195	4,394
Accrued interest receivable	3,595	3,562	3,619	3,512	3,920
Other assets	9,266	12,660	8,153	31,360	24,407

Total assets	$970,699	$986,486	$1,042,337	$989,800	$1,073,744

LIABILITIES
Deposits
Non-interest bearing deposits	$86,407	$83,873	$89,329	$83,752	$80,624
Interest bearing deposits	765,610	784,082	815,625	729,415	826,955

Total deposits	852,017	867,955	904,954	813,167	907,579

Other liabilities
Securities sold under agreements to repurchase	—	—	2,302	2,206	2,268
Federal Home Loan Bank advances	63,799	63,855	73,855	73,955	54,955
Other liabilities	956	1,685	2,380	1,104	606
Accrued interest payable	747	1,046	956	1,491	1,372
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	927,519	944,541	994,447	901,923	976,780

Total stockholders’ equity	43,180	41,945	47,890	87,877	96,964

Total liabilities and stockholders’ equity	$970,699	$986,486	$1,042,337	$989,800	$1,073,744

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED INCOME STATEMENT

			Quarter ended
(Dollars, in thousands)	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
INTEREST INCOME
Interest on loans, including fees	$11,778	$13,042	$13,135	$13,286	$13,810
Interest on other earning assets	206	226	111	287	356

Total interest income	11,984	13,268	13,246	13,573	14,166

INTEREST EXPENSE
Interest on deposits	3,543	4,731	4,806	5,458	5,998
Interest on other liabilities	386	531	614	578	651

Total interest expense	3,929	5,262	5,420	6,036	6,649

Net interest income	8,055	8,006	7,826	7,537	7,517
Provision for loan loss	100	12,341	14,185	13,610	10,727

Net interest income (loss) after provision for loan loss	7,955	(4,335)	(6,359)	(6,073)	(3,210)

NON-INTEREST INCOME
Deposit service charges	379	412	421	412	380
Gain on the sale of loans	58	99	37	160	56
Loss on the sale or write-down of real estate	(667)	(249)	(793)	(1,538)	(325)
Other	171	112	(265)	395	217

Total non-interest income (loss)	(59)	374	(600)	(571)	328

NON-INTEREST EXPENSE
Salaries and employee benefits	3,119	3,317	3,159	3,208	3,290
Occupancy and equipment expense	854	870	903	916	934
Impairment of goodwill and other intangible assets	—	—	3,997	—	—
Other expense	2,795	3,109	3,751	2,979	2,287

Total non-interest expense	6,768	7,296	11,810	7,103	6,511

Income (loss) before income tax provision	1,128	(11,257)	(18,769)	(13,747)	(9,393)
Income tax provision (benefit)	—	(5,451)	21,276	(4,672)	(3,144)

Net income (loss)	$1,128	($5,806)	($40,045)	($9,075)	($6,249)

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

	Quarter ended
(Dollars in thousands, except share and per share data)	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
EARNINGS SUMMARY
Net interest income	$8,055	$8,006	$7,826	$7,537	$7,517
Provision for loan loss	$100	$12,341	$14,185	$13,610	$10,727
Total non-interest income	($59)	$374	($600)	($571)	$328
Total non-interest expense	$6,768	$7,296	$11,810	$7,103	$6,511
Income taxes (benefit)	—	($5,451)	$21,276	($4,672)	($3,144)
Net income (loss)	$1,128	($5,806)	($40,045)	($9,075)	($6,249)
Basic earnings per share	$0.15	($0.76)	($5.24)	($1.19)	($0.82)
Diluted earnings per share	$0.15	($0.76)	($5.24)	($1.19)	($0.82)

MARKET DATA
Book value per share	$5.62	$5.46	$6.23	$11.43	$12.60
Tangible book value per share	$5.62	$5.46	$10.59	$12.26	$11.16
Market value per share	$1.11	$0.46	$1.21	$1.80	$1.82
Average basic common shares	7,687,470	7,645,940	7,645,940	7,644,207	7,644,188
Average diluted common shares	7,687,470	7,645,940	7,645,940	7,644,207	7,644,188
Period end common shares	7,687,470	7,687,470	7,687,470	7,687,470	7,696,204

PERFORMANCE RATIOS
Return on average assets	0.44%	-2.20%	-15.77%	-3.45%	-2.26%
Return on average equity	10.50%	-45.21%	-181.36%	-37.77%	-23.84%
Net interest margin (FTE)	3.47%	3.14%	3.24%	3.01%	2.93%
Efficiency ratio	78.13%	84.55%	147.28%	83.53%	79.69%

ASSET QUALITY
Net charge-offs (YTD)	$4,938	$30,190	$24,600	$16,367	$6,547
Nonperforming loans	$114,027	$108,761	$104,500	$104,324	$74,654
Other real estate	$24,467	$23,435	$15,472	$17,434	$14,624
Nonperforming loans to total loans	14.01%	12.61%	11.85%	11.59%	8.00%
Nonperforming assets to total assets	14.27%	12.68%	12.12%	11.34%	7.96%
Allowance for loan loss to total loans	3.72%	4.07%	3.22%	2.49%	2.00%

CAPITAL & LIQUIDITY
Average equity to average assets	4.17%	4.87%	8.70%	9.13%	9.49%
Tier 1 capital to risk weighted assets	6.25%	6.10%	6.40%	7.32%	9.51%
Total capital to risk weighted assets	7.50%	7.39%	7.65%	8.59%	10.76%
Loan to deposit ratio	95.53%	95.99%	95.33%	108.44%	99.17%
Loan to funding ratio	87.92%	88.46%	87.04%	98.05%	92.33%

END OF PERIOD BALANCES
Total portfolio loans	$813,961	$833,136	$862,664	$881,818	$900,055
Earning assets	$935,639	$953,957	$1,005,659	$909,462	$1,012,149
Total assets	$970,699	$986,486	$1,042,337	$989,800	$1,073,744
Deposits	$852,017	$867,955	$904,954	$813,167	$907,579
Total shareholders’equity	$43,180	$41,945	$47,890	$87,877	$96,964

AVERAGE BALANCES
Total portfolio loans	$826,188	$851,447	$875,545	$897,978	$919,705
Earning assets	$941,959	$1,013,062	$958,383	$1,004,914	$1,039,618
Total assets	$1,045,938	$1,045,938	$1,018,320	$1,066,951	$1,099,573
Deposits	$854,071	$912,691	$841,447	$898,387	$920,113
Total shareholders’equity	$43,567	$50,956	$88,565	$97,454	$104,298

DEARBORN BANCORP, INC. AND SUBSIDIARY
TANGIBLE ASSETS & EQUITY

	Quarter Ended
(Dollars, in thousands)	3/31/2010	3/31/2009
Average GAAP equity	$43,567	$104,218

Goodwill	—	0
Other intangible assets	—	4,508
Deferred taxes	—	12,030

	0	16,538

Average tangible equity	$43,567	$87,680

	Quarter Ended
	3/31/2010	3/31/2009
Average GAAP assets	$973,908	$1,099,559

Goodwill	—	0
Other intangible assets	—	4,508
Deferred taxes	—	12,030

	0	16,538

Average tangible assets	$973,908	$1,083,021

DEARBORN BANCORP, INC. AND SUBSIDIARY
DEPOSIT INFORMATION

(In thousands)	March 31
Category	2010	2009
Non-interest bearing
Demand	$86,407	$80,624

Interest bearing
Interest Checking	$79,566	$96,491
Money market	57,864	171,426
Savings	44,992	56,389
Time, under $100,000	296,370	215,508
Time, $100,000 and over	286,818	287,141

	765,610	826,955

	$852,017	$907,579

Dearborn Bancorp, Inc.
Loan Information at March 31, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	3/31/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$28,623	$27,578	$0	$121	$0	$924	$1,041	$319	$127
Commercial Loans	141,338	113,803	7,412	7,374	0	12,749	3,663	1,506	2,441
Land Development — Residential	36,089	10,701	1,628	500	0	23,260	3,883	1,283	8,286
Land Development — Non Residential	9,711	7,026	0	0	1,127	1,558	1,055	229	1,802
Commercial Construction Loans — Residential	12,164	(1,217)	1,904	1,904	0	9,573	2,534	905	1,636
Commercial Construction Loans — Non Residential	20,813	17,943	0	0	0	2,870	4,246	36	0
Commercial Mortgage Loans	521,701	464,202	20,793	8,843	0	27,863	13,354	550	9,458
Residential Mortgage Loans	43,522	40,388	0	768	0	2,366	512	109	718

Totals	$813,961	$680,424	$31,737	$19,510	$1,127	$81,163	$30,288	$4,937	$24,468

Loan Information at December 31, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$29,386	$27,877	$0	$270	$0	$1,239	$819	$978	$127
Commercial Loans	144,630	113,361	20,162	2,019	0	9,088	6,498	4,539	2,456
Land Development — Residential	38,472	26,557	1,980	0	0	9,935	5,909	9,334	7,853
Land Development — Non Residential	11,644	8,346	306	0	0	2,992	807	4,364	384
Commercial Construction Loans — Residential	13,287	4,983	1,784	596	0	5,924	2,003	1,471	2,177
Commercial Construction Loans — Non Residential	20,061	16,502	0	0	0	3,559	3,450	1,981	0
Commercial Mortgage Loans	531,156	474,938	35,188	6,449	0	14,581	15,286	6,858	9,469
Residential Mortgage Loans	44,500	42,098	0	379	0	2,023	353	665	969

Totals	$833,136	$714,662	$59,420	$9,713	$0	$49,341	$35,125	$30,190	$23,435

Loan Information at September 30, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	9/30/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$30,028	$28,383	$0	$410	$0	$1,235	$623	$547	$18
Commercial Loans	154,358	131,518	13,010	1,192	0	8,638	4,784	3,368	2,588
Land Development — Residential	44,997	29,203	1,309	0	0	14,485	5,849	7,008	4,380
Land Development — Non Residential	11,604	8,244	0	231	0	3,129	778	3,999	384
Commercial Construction Loans — Residential	15,042	9,389	98	0	0	5,555	3,485	1,270	2,002
Commercial Construction Loans — Non Residential	20,445	17,378	0	0	0	3,067	1,196	1,981	0
Commercial Mortgage Loans	539,200	481,151	31,217	6,365	0	20,467	10,775	5,743	5,340
Residential Mortgage Loans	46,990	42,877	0	1,823	0	2,290	883	684	760

Totals	$862,664	$748,143	$45,634	$10,021	$0	$58,866	$28,373	$24,600	$15,472

Loan Information at June 30, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	6/30/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$30,270	$29,017	$0	$214	$0	$1,039	$359	$528	$18
Commercial Loans	156,688	131,630	14,346	3,791	0	6,921	4,025	2,301	1,913
Land Development — Residential	48,454	31,199	1,309	240	0	15,706	6,114	5,280	4,103
Land Development — Non Residential	13,405	7,483	0	1,150	0	4,772	1,448	2,356	384
Commercial Construction Loans — Residential	13,125	7,846	99	103	0	5,077	2,345	1,176	2,495
Commercial Construction Loans — Non Residential	22,518	16,336	0	0	0	6,182	869	430	0
Commercial Mortgage Loans	549,275	486,038	30,960	15,969	0	16,308	6,623	3,682	7,789
Residential Mortgage Loans	48,083	46,258	0	220	0	1,605	639	614	732

Totals	$881,818	$755,807	$46,714	$21,687	$0	$57,610	$22,422	$16,367	$17,434

Loan Information at March 31, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	3/31/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$31,000	$29,664	$0	$208	$0	$1,128	$314	$113	$18
Commercial Loans	161,138	143,349	9,490	2,630	0	5,669	2,712	1,003	2,499
Land Development — Residential	50,028	35,850	0	2,637	0	11,541	6,113	2,881	4,431
Land Development — Non Residential	15,914	8,873	0	0	0	7,041	4,203	197	282
Commercial Construction Loans — Residential	15,687	11,730	0	0	0	3,957	2,237	64	2,785
Commercial Construction Loans — Non Residential	25,716	18,997	0	0	0	6,719	1,494	176	0
Commercial Mortgage Loans	548,692	511,915	10,016	8,649	0	18,112	1,008	2,088	3,708
Residential Mortgage Loans	51,880	49,761	0	1,138	0	981	551	25	901

Totals	$900,055	$810,139	$19,506	$15,262	$0	$55,148	$18,632	$6,547	$14,624